Endurance Specialty Holdings Ltd.

1st Quarter 2008

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature.  Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors.  The
Company’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Philosophy & Strategy

Focus on business segments that
reward our specialized knowledge
and relationships

Supported by investments in
enabling technology and
disciplined, technical
underwriting approach

Portfolio managed with key risk
management concepts –
diversification, value at risk and data
quality

Portfolio
Management

Technology
and
Discipline

OUR GOAL:

To become the best
specialty insurance
and reinsurance
company in the
world

Capital
Management

Specialization

Actively manage capital to maintain
efficient capital level and enhance
returns on equity

Our Book of Business is Well Diversified

Total Written Premiums of $1.81 Billion*

Insurance

41%

Reinsurance

59%

By Segment

* Includes deposit premiums, based on the year ended December 31, 2007

By Line of Business

Property - Insurance

Property - Reinsurance

Casualty -
Reinsurance

Casualty - Insurance

Healthcare Liability

Workers’
Compensation

Professional Lines

Catastrophe

Agriculture Reinsurance

Marine

Aerospace

Surety and Other Specialty

Agriculture Insurance

Reinsurance Segment

Reinsurance Total Written
Premiums of $1.1 billion*

By Line of Business

Catastrophe

Property

Casualty

Agriculture

Marine

Aerospace

Surety and
Other Specialty

Industry leading tools and
technology

Leader in Bermuda

Covers all perils

Highly specialized relationships

Auto liability, D&O, workers comp
and clash

Non-renewing business in a
highly competitive market

Multiple peril crop insurance

Industry leading tools and
technology

Covers brown and blue water hull

Provides aviation and space
coverages

Other unique opportunities
including growing surety business

* Includes deposit premiums, based on the year ended December 31, 2007

Catastrophe

32.3%

Property

21.4%

Agriculture

12.3%

Casualty

18.8%

Marine

5.0%

Aerospace

3.7%

Surety and
other specialty

6.5%

Reinsurance – Maintaining Discipline While Exploring Opportunities

Disciplined approach to the softening market

Active price monitoring and portfolio management

Proactive non renewals of business that does not meet standards
(casualty, proportional and international exposures)

Expanded catastrophe writings in 2007 to take advantage of attractive market opportunities

Continuing to seek new opportunities

Opening new offices in Zurich and Singapore in 2008

Insurance  Segment

Insurance Total Written
Premiums of $742 million*

By Line of Business

Casualty

Professional
Lines

Healthcare
Liability

Property

Workers’
Compensation

Agriculture

Large account excess
liability written in Bermuda

Small account casualty
written in US

Includes E&O and D&O
products

Leader in Bermuda

Hospital professional liability

Leader in Bermuda market

Written out of US and UK

Growing US specialty
business

Opportunistic strategy

Converted from reinsurance
in 2006

Acquired ARMtech in
December 2007

5th largest provider of U.S.
crop insurance

Casualty

16.9%

Professional
Lines

11.5%

Healthcare
Liability

12.5%

Property

18.1%

Workers’
Compensation

35.3%

* Based on the year ended December 31, 2007

Agriculture

5.7%

Distribution Channel
DECREASING
MARKET LOYALTY

Endurance
YOUR RISK IS OUR FOCUS

Worldwide Insurance

Independent

Agents

Regional Brokers

Major Brokers

Wholesale Brokers

Direct Marketing

Small Commercial

Market

Large Commercial

Market

Exposures

Middle Commercial

Market

US Wholesale

Property

&

Casualty

London

Prop

Specialty

Products

Large Retail

Bermuda HC

,

Cas

,

PL

Specialty

Agricultural

Reinsurance Market

International

Reins Brokers

Retail

US

Health

care

INCREASING COMPETITION

Insurance  - Our Fastest Growing Segment

Continue to expand the U.S. insurance platform

Attract and retain experienced staff and teams with demonstrated underwriting discipline, market knowledge, and broker relationships

Develop new business through organic growth and targeted acquisitions

Expand distribution

Added six underwriting teams in 2007

Cherry Hill NJ – Professional

Long Island, NY – E&S Package

Stamford, CT – E&S Package

Completed the ARMtech acquisition

Independent agent distribution

Technical underwriting expertise

Adds product and geographic diversification

Seattle, WA - Property

Atlanta, GA - Professional

St. Louis, MO - Healthcare

Endurance Operating Income Profile
as of January 1, 2008
Probability
1-in-500 Year $775 Mil Loss
1-in-250 Year $659 Mil Loss
1-in-100 Year $438 Mil Loss
1-in-50 Year $248 Mil Loss
1-in-25 Year $121 Mil Loss
1-in-10 Year $34 Mil Gain
Average Result $421 Mil Gain
Median Result $481 Mil Gain
-1,000
-750
-500
-250
0
250
500
750
Operating Result - $ Millions

Endurance
YOUR RISK IS OUR FOCUS

Strong Risk Management Focus -
Portfolio Expected Risk Curve (January 1, 2008)

Stated tolerance is to limit
our loss in a 1-in-100 year
to 25% of our capital or
less, our current level is
18.9% of capital

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios.  Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures.  The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses.  The operating income depicted  excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense.  Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios.  Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases.  Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital.  We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see "Risk Factors"
in our Annual Report on Form 10K for the year ended December 31, 2007.

(in millions)	Jan. 1, 2007 - Dec. 31, 2007	July 1, 2007 - June 30, 2008	Jan. 1, 2008 - Dec. 31, 2008	Change from Jan. 1, 2007 - Dec. 31, 2007 to Jan. 1, 2008 - Dec. 31, 2008 $ Change	Change from Jan. 1, 2007 - Dec. 31, 2007 to Jan. 1, 2008 - Dec. 31, 2008 % Change	Change from July 1, 2007 - June 30, 2008 to Jan. 1, 2008 - Dec. 31, 2008 $ Change	Change from July 1, 2007 - June 30, 2008 to Jan. 1, 2008 - Dec. 31, 2008 % Change
Median Result	$381	$391	$481	$100	20.8%	$90	18.7%
Average Result	341	342	421	80	19.0%	79	18.8%
1 in 10 year annual gain	91	64	34	(57)	(167.6%)	(30)	(88.2%)
1 in 25 year annual loss	(66)	(141)	(121)	(55)	45.5%	20	(16.5%)
1 in 50 year annual loss	(172)	(319)	(248)	(76)	30.6%	71	(28.6%)
1 in 100 year annual loss	(287)	(468)	(438)	(151)	34.5%	30	(6.8%)
1 in 250 year annual loss	(396)	(694)	(659)	(263)	39.9%	35	(5.3%)
1 in 500 year annual loss	(500)	(884)	(775)	(275)	35.5%	109	(14.1%)

Endurance
YOUR RISK IS OUR FOCUS

Changes in Portfolio Expected Risk Curve

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see

"Risk Factors" in our Annual Report on Form 10K for the year ended December 31, 2007.

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$798.8
$1,602.0
$1,711.4
$1,812.2
$1,948.6
$1,809.7
2002
2003
2004
2005
2006
2007

$2,000
$1,500
$1,000
$500
$0
$369.5
$1,173.9
$1,632.6
$1,803.4
$1,818.9
$1,661.3
2002
2003
2004
2005
2006
2007

Endurance
YOUR RISK IS OUR FOCUS

Portfolio Management Has Generated Stable Premiums

Gross Written Premiums*

Net Earned Premiums*

(in millions)

(in millions)

* Includes deposit premiums

175%
150%
125%
100%
75%
50%
25%
0%
56.7%
64.6%
66.7%
70.5%
77.7%
80.7%
86.7%
90.3%
91.7%
91.9%
91.9%
146.9%
Catastrophe
Healthcare Liability
Aerospace
Professional Lines
Casualty - Insurance
Surety & Other Specialty
Agriculture
Casualty - Reinsurance
Property - Insurance
Workers' Compensation
Property - Reinsurance
Marine

Endurance
YOUR RISK IS OUR FOCUS

Overall Underwriting Has Been Strong

Inception to Date Underwriting Ratio*

* Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, as of 12/31/07 and is before deposit accounting adjustments.

Inception to Date Underwriting
Ratio is 82.0%*

$600
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
2002
2003
2004
2006
2007
$102.1
$263.4
$355.6
($220.5)
$498.1
$521.1
86.2%
84.7%
85.8%
123.5%
81.5%
79.9%
Net Income
Combined Ratio

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
2002
2003
2004
2006
2007
7.8%
17.3%
19.9%
-11.9%
25.7%
23.8%

Endurance
YOUR RISK IS OUR FOCUS

Strong Financial Performance

Net Income and Combined Ratio

(in millions)

Annualized Operating
Return on Average Equity

Inception to 12/31/07 combined ratio of 91.9%

Inception to 12/31/07 ROE of 15.2%

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,115
$102
$192
$1,300
$345
$103
$1,213
$650
$391
$1,309
$364
$200
$447
$1,318
$780
$200
$447
$1,091
$1,221
$200
$449
$150
2002
2003
2004
2005
2006
2007
Common Share Capital
Retained Earnings
Preferred Equity
Debt
Contingent Equity

$400
$350
$300
$250
$200
$150
$100
$50
$0
$100
$20
$21
$92
$50
$52
$62
$10
$66
$312
$64
2002
2003
2004
2005
2006
2007
Repurchases
Dividends

Endurance

YOUR RISK IS OUR FOCUS

Results of Capital Management

Strong and Flexible
Capital Structure

$, Millions

$1,409

$1,748

$2,254

$2,320

$2,745

$, Millions

$848 Million of
Capital Returned
to Shareholders

$100

$41

$142

$113

$76

$376

$3,111

High Quality Investment Portfolio

Total Investment Portfolio of $5.6 Billion*

Cash and
Other
10.2%

Mortgage-backed

45.4%

By Investment Type

* As of  December 31, 2007

Fixed Maturity Ratings

$4.7 Billion*

U.S. Government
and agencies
8.2%

Corporate
16.5%

Foreign Government
3.5%

Asset-backed
8.2%

Alternatives
6.4%

U.S. Government
and agencies
9.8%

AAA/Aaa and
agency RMBS
73.3%

BBB or Below
1.6%

AA/Aa
7.3%

A/A
8.0%

Municipals
1.6%

2007 Loss Development Triangles

Comprehensive overview of reserves as of December 31,
2007 was disclosed with earnings release

Consistent with our goal of being an industry leader in transparency

Includes both triangles and summary exhibits highlighting gross, ceded, and net reserves by accident year ..

Select observations

64% of gross loss and LAE reserves arise from long tail casualty lines of business

Long tail casualty IBNR reserves represent over 81% of total gross long tail reserves

Additional case reserves account for 32% of the reported claim reserves within the casualty lines of business

Overall inception to date gross ultimate loss and LAE ratio is 61%

The complete report is available on Endurance’s web site

Conclusion

Maintaining discipline in an increasingly competitive
market

Shrinking our reinsurance business as we non-renew business
that no longer meets our price targets

Growing in areas where profit margins remain strong

Well positioned with strong management team,
diversified product portfolio, and excellent financial
strength

Creating shareholder value through active capital
management coupled with strong returns to generate
15%+ ROE through underwriting cycles

Achieved inception to date ROE of 15.2%